Corporate Presentation December 2020 STRICTLY CONFIDENTIAL Exhibit 99.1

Forward-Looking Statements and Other Important Cautions / Industry and Market Data Unless the context indicates otherwise, the terms “Organogenesis,” “Company,” “we,” “us” and “our” refer to Organogenesis Holdings Inc. (formerly known as Avista Healthcare Public Acquisition Corp.), a Delaware corporation, and its subsidiaries. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts of future events. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements relating to the Company’s expected results for the third quarter of 2020 and the breakdown of such revenue in both its Advanced Wound Care and Surgical & Sports Medicine categories as well as the estimated revenue contribution of its PuraPly products and non-PuraPly products and statements related to ongoing clinical trials and the expected launch dates for new products. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the Company has incurred significant losses since inception and may incur losses in the future; (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s ability to raise funds to expand its business; (6) the impact of any changes to the reimbursement levels for the Company’s products and the impact to the Company of the loss of preferred “pass through” status for PuraPly AM and PuraPly on October 1, 2020; (7) potential disruptions in the Company’s information technology systems or breaches of information security; (8) changes in applicable laws or regulations; (9) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (10) the Company’s ability to maintain production of Affinity following its relaunch in the second quarter of 2020 in sufficient quantities to meet demand; and (11) other risks and uncertainties described under the caption "Risk Factors" in Item 1A (Risk Factors) of the Company’s Form 10-K for the year ended December 31, 2019 and in subsequent periodic filings with the SEC including risks related to the coronavirus (COVID-19) pandemic. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information.

Use of Non-GAAP Financial Measures This Company has presented the following measures that are not measures of performance under accounting principles generally accepted in the United States (“GAAP”): EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and these measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities (including net cash used in operating activities and purchases of property and equipment) as a measure of our liquidity. EBITDA as used herein is defined as net income (loss) attributable to Organogenesis Holdings Inc. before depreciation and amortization, net interest expense and income taxes and the Company defines Adjusted EBITDA as EBITDA, further adjusted for the impact of certain items that the Company does not consider indicative of its core operating performance. These items may include non-cash equity compensation, mark to market adjustments on the Company’s warrant liabilities, change in fair value of interest rate swaps and its contingent asset and liabilities, write-off of deferred offering costs, merger transaction costs related to the December 2018 merger with Avista, a loss on the extinguishment of debt, and other costs and expenses incurred not related to the Company’s core operations. The Company presented Adjusted EBITDA in this presentation because it is a key measure used by the Company’s management and Board of Directors to understand and evaluate the Company's operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the Company's management believes that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of the Company’s business. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Adjusted EBITDA, and other non-GAAP measures differently, and therefore the Company’s EBITDA, Adjusted EBITDA, and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of Non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Appendix. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable GAAP equivalent. Some of these limitations are: Adjusted EBITDA excludes stock-based compensation expense, as stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy; Adjusted EBITDA excludes depreciation and amortization expense and, although these are non-cash expenses, the assets being depreciated may have to be replaced in the future; Adjusted EBITDA excludes net interest expense, or the cash requirements necessary to service interest, which reduces cash available to us; Adjusted EBITDA excludes the impact of the changes in the fair value of our warrant liability and our contingent consideration forfeiture asset; Adjusted EBITDA excludes the write-off of deferred offering costs in connection with an abandoned public offering, as well as merger transaction costs, consisting primarily of legal and professional fees; Adjusted EBITDA excludes the loss of extinguishment of debt, which is a non-cash loss related to the write-off of unamortized debt issuance costs upon repayment of affiliate and third-party debt, and related prepayment penalties; Adjusted EBITDA excludes the advisory, legal, and professional fees incurred in connection with the warrant exchange transactions; Adjusted EBITDA excludes other costs and expenses incurred not related to operations; Adjusted EBITDA excludes collection of certain notes receivable from related parties previously reserved; Adjusted EBITDA excludes income tax expense (benefit); and Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Key Company Highlights Notes: Includes studies yet to publish data and retrospective projects. Number of facilities that have ordered products in 2019. 12 months ended 9/30/20 gross margin. 200+ Publications reviewing Organogenesis products 14 Ongoing studies(1) 4 Robust Clinical Data Supporting Products 1 Attractive End Markets $6Bn+ Surgical & Sports Medicine Market (S&SM) $8.9Bn+ Advanced Wound Care Market (AWC) 3 Proven R&D Engine with Deep Pipeline Pipeline products recently launched or expected to launch in next 2 years 7 Differentiated and Comprehensive Suite of Products 2 ~295 Direct Sales Representatives 450k+ Square feet across 4 dedicated facilities 3,200+ Healthcare facilities served in 2019(2) ~170 Independent Agencies 5 Established and Scalable Infrastructure 6 Rapidly Scaling Business with Multiple Levers for Growth 73% Gross margin(3) Financial targets (‘18 – ‘22): Low-teens sales growth Low 70s gross margin Adj. EBITDA breakeven by 2022E $306mm LTM 09/30/20A revenue Growth Drivers: Organic end market growth New product introductions Manufacturing expansion & efficiencies M&A / in-licensing opportunities 7 made up of: Launched – XT, PuraForce Pipeline – TransCyte, Biosynthetic Burn Wound Matrix, MZ, UCM Cord, NovaChor 15 includes NetHealth retrospective comparative studies

Experienced Leadership with Track Record of Execution

Organogenesis
Empowering Healing

Name/Title

Background Information



Gary Gillheeney, Sr
President & Chief Executive Officer

- 25+ years in senior leadership positions in both public and private organizations
- Served as President and CEO of Organogenesis since 2014
- 18 years at Organogenesis; also served as COO and CFO
- Recognized as one of Ernst & Young's 2009 "Entrepreneur of the Year"

PROVIDENCE Innovative Clinical Solutions



Henry Hagopian
Interim Chief Financial Officer, VP Finance, Treasurer

- 13 years at Organogenesis
- Previously held controller and manager positions at CIRCOR International and Stratus Technologies

CIRCOR
Stratus
Lucent Technologies



Patrick Bilbo
Chief Operating Officer

- 26 years with Organogenesis
- Previously held management and research positions at Hologic, Stryker, and Harvard Medical School

HOLOGIC
stryker
HARVARD MEDICAL SCHOOL



Brian Grow
Chief Commercial Officer

- 16 years with Organogenesis
- Previously spent 3 years at Novartis / Innovex and 1 year at Bristol-Myers Squibb

INNOVEX / NOVARTIS
Bristol Myers Squibb



Antonio Montecalvo
VP, Health Policy and Contracting

- 17 years with Organogenesis
- 6 years experience of Provider contracting with UnitedHealth and 7 years public accounting experience with large local public accounting firms

UnitedHealth Group



Lori Freedman
VP and General Counsel

- 15+ years as public company general counsel and business development executive
- Most recently VP Corporate Affairs, General Counsel & Secretary of pSivida Corp. with earlier career at McDermott, Will & Emery

pSivida corp
McDermott Will & Emery

4 Organogenesis

Large and Growing Target Markets

Skin Substitutes is a Fast-Growing, Under-Penetrated Segment of the Advanced Wound Care Market

AWC Market[1]

~$8.9+ Billion


Advanced Wound Dressing
54%
17%
Biologics
Skin Substitutes
9%
Other
20%
Negative Pressure Wound Therapy

Mid-single digit growth

Skin Substitute Sub-Market[2]


CAGR: 15%
~$725mm
~$965mm
2016A
2018A

Less than 5% of addressable wounds are treated with skin substitutes[2]

Key Drivers of Skin Substitute Market Include:

- ✓ Physician and payer education about the effectiveness and benefits of these products
- ✓ Clinical data
- ✓ Overall growth of Advanced Wound Care market driven by aging demographics and increase in co-morbidities such as diabetes, obesity, etc.

Notes:
1. BIS Research; Global Advanced Wound Care Market (2019). Report covers global market.
2. BioMed GPS SmartTrak (2019). Report covers US market.

6

Organogenesis

Surgical & Sports Medicine Market Is An Underserved, High-Growth Market

~$6Bn+ Market Growing ~8% Annually

Bone Fusion

~$2.7Bn[1]
Market size

- Includes spine fusion surgery and other bone graft substitutes

~667k

Spine fusions annually in the U.S.

Tendon and Ligament Injuries

~$1.0Bn[2]
Market size

- Includes rotator cuff and achilles tendon repairs

~250k

Rotator cuff repairs and

~40k

Outpatient achilles tendon repairs in the U.S. annually

Chronic Inflammatory And Degenerative Conditions

~$2.4Bn[1]
Market size

- Includes osteoarthritis (OA), tendonitis, plantar fasciitis

OA affects

~27mm

in the U.S.

Notes:
1. Technavio (2018), Global Orthobiologics Market Report.
2. Technavio (2015), Global Regenerative Medicine Market Report, retrieved September 26, 2017, from EMIS Professional Database.

7

Organogenesis

Broad and Comprehensive Product Portfolio

Comprehensive and Differentiated Commercial Product Portfolio

Advanced Wound Care Only

Apligraf® (Living Cellular Skin Substitute)

- ***Clinical Application:***
  - *Venous leg ulcers*
  - *Diabetic foot ulcers*
- ***Regulatory Pathway:*** *PMA*

Dermagraft® (Human Fibroblast-derived Dermal Substitute)

- ***Clinical Application:***
  - *Diabetic foot ulcers*
- ***Regulatory Pathway:*** *PMA*

PMA approval and robust clinical data set differentiates products and facilitates private payor coverage and reimbursement

AWC / S&SM

PuraPly® AM (Antimicrobial Wound Matrix) **PuraPly® XT** (Five-layer Antimicrobial Wound Matrix)

- ***Clinical Applications:***
  - *Chronic and acute wounds* [(1)]
  - *Surgical treatment of open wounds*
- ***Regulatory Pathway:*** *510(k)*

NuShield® (Sterilized, Dehydrated Placental Allograft)

- ***Clinical Application:***
  - *Chronic and acute wounds*
  - *Tendon, ligament and other soft tissue injuries*
- ***Regulatory Pathway:*** *361 HCT/P*

Affinity® [(2)] (Fresh Amniotic Membrane)

- ***Clinical Application:***
  - *Chronic and acute wounds*
  - *Tendon, ligament and other soft tissue injuries*
- ***Regulatory Pathway:*** *361 HCT/P*

Unique and broad applications across both markets

Surgical & Sports Medicine Only

NuCel® [(3)]

- ***Clinical Application:***
  - *Orthopedic surgical procedures including bone fusion*
- ***Regulatory Pathway:*** *361 HCT/P (Pursuing BLA for Biologic status)*

ReNu®

- ***Clinical Application:***
  - *Chronic inflammatory and degenerative conditions; soft tissue injuries such as tendinosis and fasciitis*
- ***Regulatory Pathway:*** *361 HCT/P (Pursuing BLA for Biologic status)*

Pursuing BLA approval to meet FDA requirements and to unlock significant commercial opportunity

Notes:
1. Except 3rd degree burns.
2. Affinity production suspended in Q1 2019, product launch anticipated in H1 2020.
3. Minimal sales in AWC.

9

Organogenesis

Our Products Cover a Wide Range of Addressable Wounds

Ability to Treat a Wide Range of Wounds

- Complete product portfolio serves as a key competitive advantage
- PuraPly AM is the only first line antimicrobial skin substitute with PHMB[1] for all wounds[2]
- Apligraf (DFUs and VLUs) and Dermagraft (DFUs) are PMA-approved products for complex wounds



PuraPly AM
Affinity
NuShield
Chronic Wounds:
VLUs, DFUs and Pressure Ulcers
Acute Wounds:
Traumatic Wounds and Burns
Apligraf
Dermagraft

Benefits of Broad AWC Portfolio

- ✓ Serves wide range of health care customers
- ✓ Enables IDN / GPO contracting
- ✓ Facilitates patient-specific treatment protocols
- ✓ Robust mind share among customers
- ✓ Combination of PMA-approved, 510(k) and 361 HCT/P products diversifies revenue and reimbursement mix

Notes:
1. Polyhexamethylene biguanide.
2. Except 3rd degree burns.

10

Organogenesis

Differentiated Amniotic Portfolio Supported by Clinical Data Hemostatic phase Our Products Treat Wounds Across All Stages Notes: Except 3rd degree burns. Matrix metalloproteinases. Only First Line Antimicrobial Skin Substitute with PHMB for All Wounds(1) PMA-Approved Products for Complex DFUs and VLUs TIME Inflammatory Proliferative Remodeling Why Wounds Stall in the Inflammatory Phase: Bacterial bioburden & contamination Protease activity (e.g., MMPs(2) ) Inflammatory cells & cytokine activity Impaired cellular signaling (DFUs & VLUs) (DFUs)

We Have a Broad and Unique Portfolio in the Skin Substitute Market

	Organogenesis	MiMedx	Integra	Smith&Nephew / Osiris	Misonix / Solsys Medical	ACell	amniox
Products	Skin Sub	Skin Sub-Sheet/Flowable	Skin Sub Honey ,TCC (cast), Dressings	Skin Sub, Enzymatic Debrider, PDGF, NPWT, Dressings	Skin Sub, Ultrasonic Debrider	Skin Sub-Sheet/Flowable	Skin Sub-Sheet/Flowable
Human Cellular Bioengineered Graft	Apligraf, Dermagraft, TransCyte						
Xenograft / Antimicrobial	PuraPly AM, PuraPly XT, PuraPly MZ		✓				
Xenograft	PuraPly		✓	✓		✓	
Allograft	NuCel, NuShield, ReNu, Affinity, Novachor	✓	✓	✓	✓		✓
PMA / BLA Approved Products	4[1]	0	1	1	0	0	0

Note:
1. Includes Gintuit.

12

Organogenesis

We Have a Broad Portfolio in the Surgical & Sports Medicine Market

	Organogenesis	MiMedx	INTEGRA	ACell	smith&nephew Osiris	Medtronic	ORTHOFIX	WRIGHT	Multiple	Multiple
Products	Amniotic Membrane, Amniotic Suspension, Xenograft	Amniotic Membrane, Amniotic Suspension	Dermal Template, Amniotic Membrane, Amniotic Suspension, Tendon Reinforcement,	Collagen Sheets and Powders	Amniotic Membrane, Tendon Reinforcement	Orthobiologics	Orthobiologics	Orthobiologics, Tendon Reinforcement, Amniotic Suspension, Amniotic Membrane	Platelet Rich, Plasma Solutions	Hyaluronic Acid Injections
Spine Fusion	Organogenesis NuCel					✓	✓			
Extremity Fusion	Organogenesis NuCel						✓	✓		
Tendon Repair	NuShield, Affinity, PuraForce	✓	✓		✓			✓	✓	
OA Degenerative	Organogenesis ReNu	✓						✓	✓	✓
Acute Surgical Wound	NuShield, Affinity, PuraPly AM	✓	✓	✓	✓					

13
Organogenesis

Growth Strategy

Strategic Initiatives & Catalysts for Growth

Key Pillars of Growth Strategy

- Launch new products and invest in R&D
- Penetrate additional sites of care
- Continue sales force expansion and optimization
- Pursue strategic M&A and in-licensing to leverage commercial infrastructure
- Continue to build compendium of clinical data
- Manufacturing and infrastructure enhancements to improve gross margins
- Expand payor and provider contracting efforts

Anticipated Growth Drivers

(2021 – 2022)	■ Continued commercial ramp of Affinity product ■ Execution on office setting strategy, penetrating additional sites of care ■ Enter burn market with the launch of a burn portfolio (TransCyte, Biosynthetic Burn Wound Matrix, Etc.) ■ Launch NovaChor and other new placental products
(2023+)	■ Pursue BLA approvals for ReNu and NuCel for label indications and reimbursement ■ Develop, in-license and/or acquire additional pipeline products

15

Organogenesis

Robust Product Pipeline

	Product	Potential Timeline for Commercial Launch					Product Description / Enhancement
		2019	2020	(2021 – 2022)	(2023+)		
Line-Extensions	PuraPly XT(1)	Recently Launched				Diversify revenue and reimbursement mix	■ Enhanced thickness and PHMB content ■ Allows for sustained presence of the antimicrobial barrier in the wound
Line-Extensions	PuraForce(1)	Recently Launched				Diversify revenue and reimbursement mix	■ Bioengineered porcine collagen surgical matrix ■ High biomechanical strength per unit thickness
Line-Extensions	PuraPly MZ					Diversify revenue and reimbursement mix	■ Micronized particulate version of PuraPly ■ Allows application in powder or gel form to deep and tunneling wounds
New Launches	TransCyte					Entry into burn market	■ Bioengineered tissue scaffold that promotes burn healing ■ Provides an outer protective barrier for bioactive dermal components, increases re-epithelialization and pain relief
New Launches	Biosynthetic Burn Wound Matrix					Entry into burn market	■ Biosynthetic wound matrix designed as a temporary covering for burn wounds prior to grafting or bioactive therapies. ■ Provides a synthetic semipermeable barrier to manage severe wounds
New Launches	Novachor						■ Fresh chorionic membrane containing viable cells, growth factors/cytokines, and extracellular matrix (ECM) protein ■ Received Q-code (Q4194), effective 1/1/2019
New Launches	Cord Membrane						■ Manages complex chronic and acute wounds; as well as can act as a barrier to support healing in surgical soft tissue procedures ■ Thick and strong characteristics, room temp storage with long-shelf-life
New Launches	Other Placental Products						■ Continued development of fresh and dehydrated placental products ■ Acquisition opportunities to diversify portfolio to address additional clinical and market opportunities
BLA Approval	ReNu	Clinical Efforts necessary for BLA filing					■ Continued data generation and BLA approval expected to drive step-function sales growth in large and underserved market ■ Commercial pilot launch in 2015 through 361 HCT/P pathway
BLA Approval	NuCel	Clinical Efforts necessary for BLA filing					■ BLA approval expected to improve reimbursement backdrop and facilitate increased utilization ■ Commercially launched in 2009 through 361 HCT/P pathway

Notes:
1. Product already launched on small scale.

16

Organogenesis

Unique Fresh amniotic membrane containing many types of viable cells, growth factors/cytokines, and ECM proteins Manages chronic and acute wounds, as well as tendon, ligament and other soft tissue injuries Only fresh amniotic membrane and one of only a few amniotic tissue products containing viable amniotic cells Production resumed in Q1 2020 after moving to new contract manufacturer Significant source of organic growth Affinity – Relaunch/Commercial Ramp in 2020 AWC / S&SM Clinical Support Product Description Proven Market Demand Demonstrated Clinical Results(1)(2) Broadly Improved Wounds Compared to SoC(2) % of DFU wounds closed Affinity & SoC (N=38) Standard of Care (SoC) (N=38) Note: Adjusted Cox Analysis. Serena et al. (2019). A randomized controlled clinical trial of a hypothermically stored amniotic membrane for use in diabetic foot ulcers. Journal of comparative effectiveness research, (0).

Five-layer, native, cross-linked ECM+broad spectrum PHMB antimicrobial barrier for larger more complex wounds Cross-linked ECM resists degradation in wounds, supporting persistence between debridements 1 A five-layer ECM maximizes surface area for PHMB saturation 2,3,4 PHMB proactively disrupts bioburden 2,3,5 and has high tissue compatibility and low cytotoxicity 5,6,7 XT is supplied dry in sheet form, packaged in sterile, sealed single pouches for most wound types 2 PuraPly XT – Launched February 2020 Clinical Support Product Description Indications Size & SKUs AWC / S&SM

TransCyte, in our Burn Portfolio, is an Approved Product in an Attractive Market with Limited Competition

Organogenesis
TransCyte
Human Fibroblast-derived Temporary Skin Substitute
Advanced Wound Care

Product Description

- Targeted at 2nd and 3rd degree burns
  - Bioengineered tissue scaffold that promotes burn healing
  - Provides bioactive dermal components and outer protective barrier
  - Increases re-epithelialization and pain relief
- PMA-approved product supported by robust data; well-regarded by customers
  - Requires manufacturing re-validation to re-launch product
  - Expected launch in medium-term (2021 – 2022)
- Burn market is sizeable and concentrated
  - Over 60% of U.S. acute hospitalizations related to burn injury were admitted to 128 burn centers[1]
  - Penetrate market with small specialty sales force and open up cross-selling opportunities



Market Opportunity

~500,000 burns annually that require medical attention

~40,000 burns annually that require hospitalization

We believe TransCyte has the ability to address a ~$200mm market opportunity

Limited competition opportunity – Currently only one other PMA approved product on the market

Faster Wound Healing[2]

Mean days to ≥ 90% wound epithelialization


11
18
TransCyte
Silver Sulfadiazine Cream

Notes:
1. American Burn Association.
2. Noordenbos et al (1999). Safety and efficacy of TransCyte* for the treatment of partial-thickness burns. Journal of burn care & rehabilitation, 20(4), 275-281.

19

Organogenesis

Next in line for our advanced fresh tissue technology Fresh hypothermically stored chorion membrane containing viable cells, growth factors/cytokines, and ECM proteins Manages chronic and acute wounds; as well as surgical deep and tunneling wounds Maintains cell viability through expiration Thicker graft with no orientation requirements and improves handling We expect to commercially launch this product in 2021, following technology transfer of production to our contract manufacturers NovaChor – Expected Commercial Launch 2021 AWC / S&SM Clinical Support Product Description Note: Data on file Presence Key Factors1 Growth Factors, Cytokines, and Protease Inhibitors1 HA HGF IGF-1 H&E pg/cm2

Pursuing BLA Approval for ReNu to Open Up Large and Growing Market Opportunity

Organogenesis ReNu® S&SM

Product Description

- Cryopreserved suspension of amniotic fluid cells and morselized amnion tissue from the same donor
  - Formulated for office use (injection)
  - Primary application is treatment of Knee Osteoarthritis (OA) for reduced pain and improved function
  - Multiple additional applications for soft tissues including Hip OA and joint and tendon injuries, such as tendinosis and fasciitis
- Product already being sold in market today
  - First launched in 2015
  - Predominantly cash pay
  - Significant reimbursement potential unlocked through BLA pathway
- Currently registered as a 361 HCT/P
  - BLA approval required to continue to market the product long-term
- Initial 200 patient trial completed for BLA program; Phase III study to be initiated in 2020

Market Opportunity



~27mm
Americans with OA driven by aging, obesity and sports injuries
~$2.4bn
Market opportunity for HA injection treatment options(1)
7.3%
Market growth for HA injections(1)

Note:
1. Technavio (2018), Global Orthobiologics Market Report; market opportunity represents global market for viscosupplements which are intra-articular injections of hyaluronic acid.

21 Organogenesis

Clinical Data suggests improved patient outcomes Notes: Farr et al. (2019). A Randomized Controlled Single-Blind Study Demonstrating Superiority of Amniotic Suspension Allograft Injection Over Hyaluronic Acid and Saline Control for Modification of Knee Osteoarthritis Symptoms. Journal of Knee Surgery. DOI: 10.1055/s-0039-1696672. Clinical significance in Knee Osteoarthritis outcome compared to commercially available Hyaluronic acid (“HA”) and placebo (Saline) over 6 months Less pain and demonstrated improvements in patient-reported outcomes Patient-blinded, randomized, controlled clinical trial had an enrollment of 200 adult patients (ReNu = 68 patients, HA = 64 patients and saline = 68 patients) Reformat chart with company backup data S&SM Reformat chart with company backup data Reformat chart with company backup data Visual Analogue Scale (VAS) Average ± standard deviation reported for VAS overall pain ReNu Lower Pain Scores(1) * P < 0.01 # P < 0.01 Visual Analogue Scale (VAS) Average ± standard deviation reported for VAS overall pain ReNu *** p < 0.001 Higher Response Rate(1) *** Responder Rate ReNu vs. HA ReNu vs. HA, Saline ReNu vs. HA, Saline

NuCel – Amniotic-Derived Allograft for Surgical Procedures

Organogenesis NuCel® S&SM

Product Description

- Surgically implanted allograft derived from human amniotic tissue and amniotic fluid
- Supports tissue healing in spinal and orthopedic surgical applications (i.e., bone growth and fusion)
- Launched in 2009
- Seeking BLA approval to meet FDA requirements for continued marketing
  - BLA approval expected to improve reimbursement backdrop and facilitate increased utilization
  - Expecting to initiate Phase III clinical trial in Q1-2021 to support BLA program
- Clinical trials demonstrated an ability to achieve kinematic fusion and effectiveness in treating patients with comorbidities



Proven to Achieve Kinematic Fusion[1]

% of patients achieving kinematic fusion


97%
100%
One-level (N=38)
Two-level (N=34)

Study Overview[1]

- Patients received a one or two level lumbar interbody fusion with NuCel
- Baseline comorbidities were present in 90% of one-level patients and 88% of two-level patients
- No adverse events related to NuCel were reported

Note:
1. Nunley et al. (2016). Preliminary results of bioactive amniotic suspension with allograft for achieving one and two-level lumbar interbody fusion. International journal of spine surgery, 10, 12.

23 Organogenesis

Financial Profile

Q3 Financial Results Net revenue of $100.8 million for the three months ended September 30, 2020, up 57% compared to net revenue of $64.3 million for the three months ended September 30, 2019.  Net revenue is based upon: Net revenue from Advanced Wound Care products of $90.0 million, up 66% year-over-year. Net revenue from Surgical & Sports Medicine products of $10.8 million, up 9% year-over-year. Net revenue from the sale of PuraPly products of $40.9 million for the three months ended September 30, 2020, up 29% year-over-year. Net revenue from the sale of non-PuraPly products of $59.9 million, an increase of 84% from the third quarter of 2019. Net income of $20.9 million for the third quarter of 2020, compared to a net loss of $10.7 million for the third quarter of 2019, an increase of $31.7 million. Adjusted EBITDA of $24.6 million for the third quarter of 2020, compared to Adjusted EBITDA loss of $4.8 million for the third quarter of 2019, an increase of $29.4 million. 3Q 2020 Financial Results

Attractive Revenue and Margin Profile PuraPly Revenue $62 $109 $70 $127 $32 $41 Ex- PuraPly Revenue $76 $89 $124 $134 $32 $60 % Gross Margin 65% 69% 64% 71% 70% 77% % growth CAGR: 23% (1) Note: PuraPly exited pass-through on 12/31/17, entered pass-through status again on 10/1/18 and exited again on 9/30/20. ($ in millions) Financial Profile % growth: 57%

Income Statement ($ in millions) 2018 (1) 2019 3Q19 3Q20 Net Revenue $193 $261 $64 $101 % Growth (3)% 35% 27% 57% Gross Profit $125 $185 $45 $78 % Margin 64% 71% 70% 77% Operating Expenses $176 $214 $53 $55 Income/(Loss) from Operations ($52) ($29) ($8) $23 Net Income/(Loss) ($65) ($40) ($11) $21 Adjusted EBITDA ($36) ($18) ($5) $25 Note: PuraPly exited pass-through on 12/31/17 and entered pass-through status again on 10/1/18 and will exit on 9/30/20.

Opportunities to Enhance Margins Through Facility Optimization Canton, MA Birmingham, AL La Jolla, CA Devoted to operations, R&D and manufacturing R&D labs Customer service Headquarters Devoted to manufacturing, shipping, operations and R&D Recent expansion of PuraPly production and logistics Opportunity to maximize physical footprint and manufacturing efficiency overtime Norwood, MA Facility supports QC, warehouse and distribution of amniotic products Stand-alone R&D facility Utilizes contract manufacturing for amniotic products Facility in Norwood, MA (nearby Canton HQ), production expected in 2020 which would drive supply chain efficiencies and enhanced margins GMP production facility with multiple cleanrooms to allow significant production capacity for multiple products Flexible laboratory and office space Amniotic products are currently contract manufactured

Appendix

PuraPly – The Leader in Skin Substitute / Antimicrobial Space

Organogenesis PuraPly AM Antimicrobial Wound Matrix

AWC / S&SM

Product Description

- Patented, purified native porcine collagen matrix embedded with a broad spectrum antimicrobial
- "Pass-through" reimbursement status ended 9/30/2020
- Only first line antimicrobial skin substitute with PHMB for all wounds[1]
- Provides 3 Key Clinical Benefits:
  1. **Collagen matrix creates a durable biocompatible scaffold** which promotes healing
  2. Effective **barrier against a wide array of microorganisms**
  3. Antimicrobial agent (PHMB) is known to **inhibit the formation of biofilm on wound surfaces** (biofilm management provides necessary support to proceed to wound closure)


PuraPly
PuraPly

Proven Clinical Outcomes


Mean time to complete closure: 5.0 weeks
90%
68%
Wounds that Demonstrated a Reduction in Area
Wounds that Achieved Complete Closure

Study Background[3]

- Use of PuraPly AM in the management of bioburden and treatment of chronic, nonhealing wounds
- Study duration of 24 weeks and primary efficacy analyzed at 12 weeks; n=63
- Baseline wound statistics:
  - Wound area (median): 6.5 cm^2
  - Wound duration (mean): 4 months
- All wound types studied[2]

Note:
1. Except 3rd degree burns.
2. 29% venous ulcers; 22% trauma and laceration; 16% post surgical wounds; 13% pressure ulcers; 10% diabetic ulcers; 10% other.
3. Bain et al. (2019). (2019). Effect of Native Type I Collagen with Polyhexamethylene Biguanide Antimicrobial on Wounds: Interim Registry Results. Plastic and reconstructive surgery. Global open, 7(6), e2251. doi:10.1097/GOX.0000000000002251.

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Cord Membrane Umbilical cord membrane (UCM) retaining the native collagen and hyaluronic acid-rich extracellular matrix (ECM), and growth factors found in placental tissue. Indicated as wound cover to manage chronic and acute wounds, and as a barrier in surgical soft tissue procedures Design objective is to develop a room temperature stable graft with a 2-year shelf life Planning to initiate large scale RCT for chronic wounds Product Description H&E Tissue Structure1 More HA Content1 mg/cm2 Note: Data on file AWC / S&SM

NuShield – Versatile Tissue Graft Covering Full Spectrum of Acute & Chronic Wounds AWC / S&SM Product Description Dehydrated placental tissue graft that is topically or surgically applied to target tissue New account activation driven by leveraging Organogenesis commercial infrastructure Product highlights: More complete, more versatile dehydrated Allograft skin substitute Biologic characteristics support health of soft tissue defects, especially in difficult to heal locations or challenging patient populations Unimpeded growth anticipated in the near-term following resolution of supply constraints in 2019 Proven to Close Wounds(1) % of wounds closed 1 2 Note: Caporusso et al. (2019). Clinical experience using a dehydrated amnion/chorion membrane construct for the management of wounds. Wounds: a compendium of clinical research and practice, 31(4 Suppl), S19-S27.

Complete Wound Closure Complete Wound Closure Venous Leg Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Diabetic Foot Ulcer Clinical Data Weekly up to 8 applications 64% Relative increase in % of patients achieving complete wound closure Apligraf & Dermagraft – PMA-Approved Products for VLUs and DFUs Products have ~15 years of clinical history Advanced Wound Care PMA approval positions products for private payor coverage and diversifies Company’s revenue mix

Robust Clinical Data Supporting Products: Advanced Wound Care

Product	Wound Type	Design	Completion Date	Estimated Data Presentation Date[4]
Organogenesis PuraPly AM	All Wounds	PuraPly AM RESPOND Registry Evaluating Real World Effectiveness of PPAM=Pooled Analysis (N=434 wounds)	Q2 2020[3]	Q4 2020 SAWC[5] Fall Q1 2021 Publication
	Diabetic Foot Ulcers (DFU)	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs Theraskin (NI) (N=1032)	Q1 2020[3]	Q2 2020 ISPOR[6] Q4 2020-Q1 2021 Publication
	Venous Leg Ulcers (VLU)	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of PPAM vs Grafix (NI) (N=856)	Q3 2019[3]	Q3 2020-SAWC[5] Spring Q4 2020-Q1 2021 Publication
	Pressure Injuries (PRI)	Prospective Multi-center Randomized Controlled Trial (RCT) PPAM vs Standard of Care (SOC) (N=38)	Q4 2019[2]	Q2 2021
Organogenesis Apligraf	PRI	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of Apligraf vs Primatrix (N=1296)	Q4 2019[3]	Q3 2020 SAWC[5] Spring Q4 2020-Q1 2021 Publication
	PRI	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of Apligraf vs Epifix (N=1189)	Q1 2020[3]	Q2 2020 ISPOR[6] Q4 2020-Q1 2021 Publication
	PRI	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of Apligraf vs Grafix (N=1330)	Q2 2020[3]	Q4 2020 SAWC[5] Fall Q4 2020-Q1 2021 Publication
	VLU	Comparative Effectiveness Analysis (CEA), NetHealth EMR Database of Apligraf vs Primatrix (N=9552)	Q4 2019[3]	Q3 2020 SAWC[5] Spring Q4 2020-Q1 2021 Publication
Organogenesis NuShield	DFU	Prospective Multicenter RCT, Nushield vs SOC (N=60)- Interim Analysis	Q2 2020[3]	Q4 2020 DFCON[7] and SAWC[5] Fall Q4 2020-Q1 2021 Publication
	DFU[1]	Prospective Multicenter RCT, Nushield vs SOC (N=200)	Q3 2021	Q4 2021
Organogenesis Affinity	VLU	Clinical Study: Prospective Study of Changes in Wound Microenvironment (N=15)	Q3 2019[2]	Q2 2021-Q3 2021
	VLU[1]	Prospective, Multicenter RCT Affinity vs SOC (N=200)	Q4 2022	Q1 2023

1. In development or actively enrolling
2. Based on last patient last visit in the study
3. Date analysis complete
4. Estimated date of first external presentation of primary data
5. SAWC: Symposium of Advanced Wound Care.
6. ISPOR: Int Soc for Pharmacoeconomics and Outcomes
7. Diabetic Foot Conference

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Organogenesis

Robust Clinical Data Supporting Products: Surgical & Sports Medicine

Product	Indication	Design	Completion Date	Estimated Data Presentation Date[4]
Organogenesis ReNu	Knee OA	Investigation of ReNu Knee Injection: Response of Knee Function and Pain in patients with Osteoarthritis for 12 months (N=200)	Q3 2018	Q2 2020 TOBI[3] Q3 2021
	Knee OA	Rescue Arm- Investigation of ReNu Knee Injection: Response of Knee Function and Pain in patients with Osteoarthritis (N=200)	Q3 2018	Q3 2021
	Hip OA	Prospective Pilot Study Amniotic Suspension Allograft for Treatment of Moderate Hip OA: A Prospective Pilot Study (N=10)	Q3 2020	Q1 2021
	Knee OA	A Phase 3 Prospective, Multicenter, Double-Blind, Randomized, Placebo-Controlled Study To Evaluate The Efficacy Of Amniotic Suspension Allograft (ASA) In Patients With Osteoarthritis Of The Knee (N=474)	Q3 2023	Q4 2023
	Plantar Fasciitis	Comparative Study of Injectable human amniotic allograft (ReNu) versus corticosteroids for Plantar Fasciitis: A Prospective, Randomized, Blinded Study (N=132)	Q1 2021	Q3 2021
Organogenesis NuCel	Lumbar Spine Vertebral Fusion	A Single-Arm Prospective, study of NuCel in patients undergoing fusion for one, two or three level degenerative disease of the lumbar spine (N=57)	Q2 2020	Q3 2021
	Lumbar Spine Vertebral Fusion	A Single-Arm Prospective, multi-center study of NuCel in patients receiving interbody fusion for one- and two-level degenerative disease of the lumbar spine (N=200)	Q4 2023	Q3 2024

Investment enhances sales efforts and reimbursement dynamics

1. Based on last patient last visit in the study
2. Estimated date of first external presentation of primary data
3. TOBI: The Orthobiologic Institute Conference

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Organogenesis

Non-GAAP Reconciliations – Adjusted EBITDA

Non-GAAP Reconciliations – Adjusted EBITDA